UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9479

Name of Fund: The S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, The S&P 500
      Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        The S&P 500(R)
                                        Protected Equity
                                        Fund, Inc.

Annual Report
September 30, 2004

[LOGO] Merrill Lynch Investment Managers

The S&P 500(R) Protected Equity Fund, Inc.

Portfolio Information as of September 30, 2004 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
General Electric Company .............................................    2.4%
Exxon Mobil Corporation ..............................................    2.1
Microsoft Corporation ................................................    2.1
Pfizer, Inc. .........................................................    1.6
Citigroup Inc. .......................................................    1.5
Wal-Mart Stores, Inc. ................................................    1.5
Bank of America Corporation ..........................................    1.2
American International Group, Inc. ...................................    1.2
Johnson & Johnson ....................................................    1.1
International Business Machines Corporation ..........................    1.0
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals ......................................................    5.1%
Oil & Gas ............................................................    4.4
Commercial Banks .....................................................    4.2
Industrial Conglomerates .............................................    3.3
Insurance ............................................................    3.2
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................            14.4%
Information Technology .....................................            11.0
Health Care ................................................             9.2
Industrials ................................................             8.1
Consumer Discretionary .....................................             7.7
Consumer Staples ...........................................             7.4
Energy .....................................................             5.1
Telecommunication Services .................................             2.6
Materials ..................................................             2.2
Utilities ..................................................             2.0
Other* .....................................................            30.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term securities.

Proxy Results

During the six-month period ended September 30, 2004, S&P 500(R) Protected Equity Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------
                                                                   Shares Voted     Shares Withheld
                                                                        For           From Voting
---------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Donald W. Burton            16,235,437          875,934
                                        M. Colyer Crum              16,239,437          871,934
                                        Laurie Simon Hodrick        16,239,437          871,934
                                        David H. Walsh              16,239,437          871,934
                                        Fred G. Weiss               16,239,437          871,934
---------------------------------------------------------------------------------------------------


2       THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here, anxiously absorbing every bit of economic data and Fed innuendo.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Standard & Poor's 500 Index returned +13.87% for the 12-month period and -.18% for the six-month period ended September 30, 2004. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. While tracking current events is important, investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      In the context of a changeable market, the Fund was effectively able to preserve invested principal for the fiscal year while also providing modest capital appreciation.

How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2004, The S&P 500(R) Protected Equity Fund, Inc.'s Common Stock had a total investment return of +1.16%, based on a change in per share net asset value from $9.71 to $9.81, and assuming reinvestment of ordinary income dividends. The benchmark Standard & Poor's 500 (S&P 500) Index returned +13.87% for the same period. The disparity in returns is partly attributed to the fact that the protective put options in which the Fund invests decrease in value as the S&P 500 Index increases. However, they also increase in value as the Index declines, thereby offering us a degree of downside protection not possible by investing in the Index alone.

For the six-month period ended September 30, 2004, the total investment return on the Fund's Common Stock was -1.21%, based on a change in per share net asset value from $9.93 to $9.81. The S&P 500 Index returned -.18% for the same six-month period.

Since the Fund's inception on November 3, 1999 through September 30, 2004, the S&P 500 Index posted a cumulative return of -11.44%, while the Fund's invested principal has not suffered the same decline. The Fund's total return since inception to September 30, 2004 was -1.77%. When the Fund matures, if the S&P 500 Index remains at current levels, we expect that the payout from the options and the stock value should be sufficient to pay back the original principal to investors. Of course, while the Fund is designed to deliver no loss in principal, this cannot be guaranteed.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the Nasdaq), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the fiscal year.

For equities, the past year could be described as two distinct periods. In the first six months, the S&P 500 Index gained 14.08%. The positive performance was driven by favorable economic news, unprecedented fiscal and monetary policy stimulus, solid corporate earnings results, strong money flows and attractive valuations.

In the six months that followed, the market was volatile, but relatively flat, with the S&P 500 Index recording a return of -.18%. The market environment during the second half of the fiscal year was largely influenced by investor uncertainty surrounding political tension in the United States, violence in Iraq, record high oil prices, rising interest rates and a series of soft economic data. In the past six months, the S&P 500 Index posted a negative return in April, before turning upward in May and June. July was another negative month, before a rally sparked positive results for August and September.

Over the course of the year, we witnessed a flight to quality, whereby investor favor shifted from low-quality, low-price and higher-risk securities early in 2004 to higher-quality, higher cap and lower-risk stocks as investors became more cautious.


4       THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

How did you manage the portfolio during the period?

The Fund holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1,639.47 index points. The S&P 500 price index closed at 1,114.58 points on September 30, 2004. The value of these options at the Fund's maturity are intended to help offset any losses suffered by the Fund's equity portfolio in the event that, in October 2007, the S&P 500 Index settles below the value recorded at the Fund's inception.

The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Over the period, changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. At September 30, 2004, 28% of the Fund's net assets was invested in put options and 70% in equities. Exchange-traded S&P 500 Index futures contracts were used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

How would you characterize the portfolio's position at the close of the period?

The Federal Reserve Board (the Fed) did as expected and raised interest rates for the third time this year with a .25% increase in September, bringing the Federal Funds target rate to 1.75% as of period end. The three interest rate hikes this year, and the Fed's indication that it may keep raising interest rates, suggest that central bankers are confident that the world's largest economy will continue to expand.

Gross domestic product (GDP) grew at an annualized rate of 3.3% in the second quarter of 2004, lower than the first quarter, but higher than the estimated 2.8%. Most economists are forecasting a third-quarter GDP growth rate in the high 3% to 4% range, although there is concern that fourth-quarter growth may be slowed by rising oil prices.

Equity markets ended the period on a positive, but continued volatile, note. With all of this in mind, we believe the Fund is well positioned to continue to meet its stated investment objective of protecting investor principal, regardless of the direction taken by the market.

Richard J. Vella
Vice President and Senior Portfolio Manager

October 12, 2004


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004      5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Aerospace & Defense--1.4%               17,702     The Boeing Company                                        $     913,777
                                         4,385     General Dynamics Corporation                                    447,709
                                         2,323     Goodrich Corporation                                             72,849
                                        17,813     Honeywell International Inc.                                    638,774
                                         8,889     Lockheed Martin Corporation                                     495,828
                                         7,144     Northrop Grumman Corporation                                    380,990
                                         8,454     Raytheon Company                                                321,083
                                         4,033     Rockwell Collins, Inc.                                          149,786
                                        10,549     United Technologies Corporation                                 985,066
                                                                                                             -------------
                                                                                                                 4,405,862
--------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics--0.8%            5,958     FedEx Corp.                                                     510,541
                                         1,293     Ryder System, Inc.                                               60,823
                                        23,500     United Parcel Service, Inc. (Class B)                         1,784,120
                                                                                                             -------------
                                                                                                                 2,355,484
--------------------------------------------------------------------------------------------------------------------------
Airlines--0.1%                           2,698    +Delta Air Lines, Inc. (e)                                         8,876
                                        16,751     Southwest Airlines Co.                                          228,149
                                                                                                             -------------
                                                                                                                   237,025
--------------------------------------------------------------------------------------------------------------------------
Auto Components--0.2%                    1,593     Cooper Tire & Rubber Company                                     32,131
                                         3,325     Dana Corporation                                                 58,819
                                        12,369     Delphi Corporation                                              114,908
                                         3,497    +The Goodyear Tire & Rubber Company                               37,558
                                         3,730     Johnson Controls, Inc.                                          211,901
                                         2,906     Visteon Corporation                                              23,219
                                                                                                             -------------
                                                                                                                   478,536
--------------------------------------------------------------------------------------------------------------------------
Automobiles--0.5%                       39,170     Ford Motor Company                                              550,339
                                        12,019     General Motors Corporation                                      510,567
                                         6,696     Harley-Davidson, Inc.                                           398,010
                                                                                                             -------------
                                                                                                                 1,458,916
--------------------------------------------------------------------------------------------------------------------------
Beverages--1.7%                            848     Adolph Coors Company (Class B)                                   57,596
                                        16,556     Anheuser-Busch Companies, Inc.                                  826,972
                                         2,954     Brown-Forman Corporation (Class B)                              135,293
                                        51,248     The Coca-Cola Company                                         2,052,482
                                         9,782     Coca-Cola Enterprises Inc.                                      184,880
                                         6,100     The Pepsi Bottling Group, Inc.                                  165,615
                                        35,903     PepsiCo, Inc.                                                 1,746,681
                                                                                                             -------------
                                                                                                                 5,169,519
--------------------------------------------------------------------------------------------------------------------------
Biotechnology--1.0%                     26,755    +Amgen Inc.                                                    1,516,473
                                         4,696     Applera Corporation-Applied Biosystems Group                     88,614
                                         6,685    +Biogen Idec Inc.                                                408,921
                                         4,232    +Chiron Corporation                                              187,054
                                         4,400    +Genzyme Corporation                                             239,404
                                        12,000    +Gilead Sciences, Inc.                                           448,560
                                         4,680    +MedImmune, Inc.                                                 110,916
                                                                                                             -------------
                                                                                                                 2,999,942
--------------------------------------------------------------------------------------------------------------------------
Building Products--0.2%                  3,900    +American Standard Companies, Inc.                               151,749
                                        10,122     Masco Corporation                                               349,513
                                                                                                             -------------
                                                                                                                   501,262
--------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.8%                   15,390     The Bank of New York Company, Inc.                              448,926
                                         2,010     The Bear Stearns Companies Inc.                                 193,302
                                        29,472     The Charles Schwab Corporation                                  270,848
                                         1,600     Federated Investors, Inc. (Class B)                              45,504
                                         5,609     Franklin Resources, Inc.                                        312,758
                                         9,900     The Goldman Sachs Group, Inc.                                   923,076
                                         4,888     Janus Capital Group Inc.                                         66,526
                                         5,930     Lehman Brothers Holdings, Inc.                                  472,740
                                         8,304     Mellon Financial Corporation                                    229,938


6       THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Capital Markets                         19,300     Merrill Lynch & Co., Inc. (b)                             $     959,596
(concluded)                             22,637     Morgan Stanley                                                1,116,004
                                         4,900     Northern Trust Corporation                                      199,920
                                         7,222     State Street Corporation                                        308,452
                                         2,695     T. Rowe Price Group Inc.                                        137,283
                                                                                                             -------------
                                                                                                                 5,684,873
--------------------------------------------------------------------------------------------------------------------------
Chemicals--1.1%                          4,267     Air Products and Chemicals, Inc.                                232,039
                                        19,767     The Dow Chemical Company                                        893,073
                                        20,253     E.I. du Pont de Nemours and Company                             866,828
                                         1,700     Eastman Chemical Company                                         80,835
                                         5,560     Ecolab Inc.                                                     174,806
                                         2,878     Engelhard Corporation                                            81,591
                                         1,166     Great Lakes Chemical Corporation                                 29,850
                                         2,341    +Hercules Incorporated                                            33,359
                                         2,131     International Flavors & Fragrances Inc.                          81,404
                                         4,984     Monsanto Company                                                181,517
                                         3,729     PPG Industries, Inc.                                            228,513
                                         6,536     Praxair, Inc.                                                   279,349
                                         4,913     Rohm and Haas Company                                           211,112
                                         1,700     Sigma-Aldrich Corporation                                        98,600
                                                                                                             -------------
                                                                                                                 3,472,876
--------------------------------------------------------------------------------------------------------------------------
Commercial Banks--4.2%                   8,152     AmSouth Bancorporation                                          198,909
                                        10,744     BB&T Corporation                                                426,429
                                        87,304     Bank of America Corporation                                   3,782,882
                                         3,941     Comerica Incorporated                                           233,898
                                        11,390     Fifth Third Bancorp                                             560,616
                                         2,100     First Horizon National Corporation                               91,056
                                         5,540     Huntington Bancshares Incorporated                              138,001
                                         9,409     KeyCorp                                                         297,324
                                         2,200     M&T Bank Corporation                                            210,540
                                         4,100     Marshall & Ilsley Corporation                                   165,230
                                        13,223     National City Corporation                                       510,672
                                         2,600     North Fork Bancorporation                                       115,570
                                         5,361     PNC Bank Corp.                                                  290,030
                                        10,708     Regions Financial Corporation                                   354,006
                                         7,510     SouthTrust Corporation                                          312,867
                                         6,027     SunTrust Banks, Inc.                                            424,361
                                         6,309     Synovus Financial Corp.                                         164,980
                                        40,343     U.S. Bancorp                                                  1,165,913
                                        27,655     Wachovia Corporation                                          1,298,402
                                        35,366     Wells Fargo & Company                                         2,108,875
                                         2,070     Zions Bancorporation                                            126,353
                                                                                                             -------------
                                                                                                                12,976,914
--------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies--0.7%     5,694    +Allied Waste Industries, Inc.                                    50,392
                                         3,500    +Apollo Group, Inc. (Class A)                                    256,795
                                         2,491     Avery Dennison Corporation                                      163,858
                                        21,220     Cendant Corporation                                             458,352
                                         3,760     Cintas Corporation                                              158,070
                                           481     Deluxe Corporation                                               19,731
                                         3,140     Equifax Inc.                                                     82,770
                                         3,396     H&R Block, Inc.                                                 167,830
                                         2,360    +Monster Worldwide Inc.                                           58,150
                                         5,432     Pitney Bowes Inc.                                               239,551
                                         3,784     R.R. Donnelley & Sons Company                                   118,515
                                         3,860     Robert Half International Inc.                                   99,472
                                        12,835     Waste Management, Inc.                                          350,909
                                                                                                             -------------
                                                                                                                 2,224,395
--------------------------------------------------------------------------------------------------------------------------


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004      7

[LOGO] Merrill Lynch Investment Managers

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Communications Equipment--1.9%          17,180    +ADC Telecommunications, Inc.                              $      31,096
                                         2,689    +Andrew Corporation                                               32,913
                                         8,014    +Avaya Inc.                                                      111,715
                                         8,015    +CIENA Corporation                                                15,870
                                       141,494    +Cisco Systems, Inc. (a)                                       2,561,041
                                         4,066    +Comverse Technology, Inc.                                        76,563
                                        26,873    +Corning Incorporated                                            297,753
                                        28,971    +JDS Uniphase Corporation                                         97,632
                                        84,964    +Lucent Technologies Inc.                                        269,336
                                        48,265     Motorola, Inc.                                                  870,701
                                        33,504     QUALCOMM Incorporated                                         1,307,996
                                         3,456     Scientific-Atlanta, Inc.                                         89,580
                                         9,058    +Tellabs, Inc.                                                    83,243
                                                                                                             -------------
                                                                                                                 5,845,439
--------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals--2.5%            7,648    +Apple Computer, Inc.                                            296,360
                                        52,449    +Dell Inc.                                                     1,867,184
                                        49,174    +EMC Corporation                                                 567,468
                                         7,112    +Gateway Inc.                                                     35,204
                                        64,425     Hewlett-Packard Company                                       1,207,969
                                        35,541     International Business Machines Corporation                   3,047,285
                                         2,465    +Lexmark International, Inc. (Class A)                           207,085
                                         2,120    +NCR Corporation                                                 105,131
                                         7,091    +Network Appliance, Inc.                                         163,093
                                         2,010    +QLogic Corporation                                               59,516
                                        70,184    +Sun Microsystems, Inc.                                          283,543
                                                                                                             -------------
                                                                                                                 7,839,838
--------------------------------------------------------------------------------------------------------------------------
Construction & Engineering--0.0%         1,545     Fluor Corporation                                                68,783
--------------------------------------------------------------------------------------------------------------------------
Construction Materials--0.0%             2,203     Vulcan Materials Company                                        112,243
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance--1.0%                  26,922     American Express Company                                      1,385,406
                                         4,687     Capital One Financial Corporation                               346,369
                                        27,322     MBNA Corporation                                                688,514
                                         6,328    +Providian Financial Corporation                                  98,337
                                         9,975     SLM Corporation                                                 444,885
                                                                                                             -------------
                                                                                                                 2,963,511
--------------------------------------------------------------------------------------------------------------------------
Containers & Packaging--0.1%             2,400     Ball Corporation                                                 89,832
                                         2,408     Bemis Company, Inc.                                              64,005
                                         3,491    +Pactiv Corporation                                               81,166
                                         1,825    +Sealed Air Corporation                                           84,589
                                         1,087     Temple-Inland, Inc.                                              72,992
                                                                                                             -------------
                                                                                                                   392,584
--------------------------------------------------------------------------------------------------------------------------
Distributors--0.1%                       3,807     Genuine Parts Company                                           146,113
--------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services--2.7%   108,281     Citigroup Inc.                                                4,777,358
                                        74,817     J.P. Morgan Chase & Co.                                       2,972,479
                                         3,367     Moody's Corporation                                             246,633
                                         6,000     The Principal Financial Group, Inc.                             215,820
                                                                                                             -------------
                                                                                                                 8,212,290
--------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication            6,908     ALLTEL Corporation                                              379,318
Services--2.1%                          15,688     AT&T Corporation                                                224,652
                                        38,651     BellSouth Corporation                                         1,048,215
                                         3,111     CenturyTel, Inc.                                                106,521
                                         6,280     Citizens Communications Company                                  84,089
                                        36,593    +Qwest Communications International Inc.                         121,855
                                        69,231     SBC Communications Inc.                                       1,796,544
                                        28,639     Sprint Corporation                                              576,503
                                        58,331     Verizon Communications                                        2,297,075
                                                                                                             -------------
                                                                                                                 6,634,772


8       THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Electric Utilities--1.4%                 2,730    +Allegheny Energy, Inc.                                    $      43,571
                                         3,458     Ameren Corporation                                              159,587
                                         8,888     American Electric Power Company, Inc.                           284,060
                                         6,564     CenterPoint Energy, Inc.                                         68,003
                                         3,557     Cinergy Corp.                                                   140,857
                                         4,665     Consolidated Edison, Inc.                                       196,117
                                         3,628     DTE Energy Company                                              153,065
                                         7,175     Edison International                                            190,209
                                         4,858     Entergy Corporation                                             294,443
                                        14,472     Exelon Corporation                                              530,978
                                         3,908     FPL Group, Inc.                                                 266,995
                                         7,054     FirstEnergy Corp.                                               289,778
                                         8,537    +PG&E Corporation                                                259,525
                                         3,201     PPL Corporation                                                 151,023
                                         1,851     Pinnacle West Capital Corporation                                76,817
                                         4,822     Progress Energy, Inc.                                           204,163
                                        15,078     The Southern Company                                            452,038
                                         2,945     TECO Energy, Inc.                                                39,846
                                         7,404     TXU Corporation                                                 354,800
                                         7,561     Xcel Energy, Inc.                                               130,956
                                                                                                             -------------
                                                                                                                 4,286,831
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.3%               4,300     American Power Conversion Corporation                            74,777
                                         2,075     Cooper Industries, Ltd. (Class A)                               122,425
                                         8,738     Emerson Electric Company                                        540,795
                                         1,740    +Power-One, Inc.                                                  11,275
                                         4,033     Rockwell Automation, Inc.                                       156,077
                                                                                                             -------------
                                                                                                                   905,349
--------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                  10,110    +Agilent Technologies, Inc.                                      218,073
Instruments--0.2%                        4,160    +Jabil Circuit, Inc.                                              95,680
                                         4,301     Molex Incorporated                                              128,256
                                        11,537    +Sanmina--SCI Corporation                                         81,336
                                        15,778    +Solectron Corporation                                            78,101
                                         4,987     Symbol Technologies, Inc.                                        63,036
                                         2,058     Tektronix, Inc.                                                  68,429
                                                                                                             -------------
                                                                                                                   732,911
--------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Service--0.7%         2,700     BJ Services Company                                             141,507
                                         7,369     Baker Hughes Incorporated                                       322,173
                                         8,344     Halliburton Company                                             281,109
                                         3,230    +Nabors Industries, Ltd.                                         152,941
                                         2,700    +Noble Corporation                                               121,365
                                         2,115    +Rowan Companies, Inc.                                            55,836
                                        12,016     Schlumberger Limited                                            808,797
                                         7,001    +Transocean Inc.                                                 250,496
                                                                                                             -------------
                                                                                                                 2,134,224
--------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing--2.4%           8,414     Albertson's, Inc.                                               201,347
                                         8,653     CVS Corporation                                                 364,551
                                         9,064     Costco Wholesale Corporation                                    376,700
                                        16,645    +The Kroger Co.                                                  258,330
                                         2,901     SUPERVALU Inc.                                                   79,923
                                        13,903     SYSCO Corporation                                               415,978
                                         8,424    +Safeway Inc.                                                    162,667
                                        88,108     Wal-Mart Stores, Inc.                                         4,687,346
                                        20,804     Walgreen Co.                                                    745,407
                                         3,145     Winn-Dixie Stores, Inc. (e)                                       9,718
                                                                                                             -------------
                                                                                                                 7,301,967
--------------------------------------------------------------------------------------------------------------------------


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004      9

[LOGO] Merrill Lynch Investment Managers

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Food Products--0.9%                     12,207     Archer-Daniels-Midland Company                            $     207,275
                                         8,987     Campbell Soup Company                                           236,268
                                        11,885     ConAgra Foods, Inc.                                             305,563
                                         7,274     General Mills, Inc.                                             326,603
                                         7,658     H.J. Heinz Company                                              275,841
                                         4,816     Hershey Foods Corporation                                       224,955
                                         8,963     Kellogg Company                                                 382,362
                                         2,100     McCormick & Company Incorporated                                 72,114
                                        17,374     Sara Lee Corporation                                            397,170
                                         4,976     Wm. Wrigley Jr. Company                                         315,031
                                                                                                             -------------
                                                                                                                 2,743,182
--------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.1%                      3,300     KeySpan Corporation                                             129,360
                                           986     NICOR, Inc.                                                      36,186
                                         4,488     NiSource Inc.                                                    94,293
                                           817     Peoples Energy Corporation                                       34,053
                                                                                                             -------------
                                                                                                                   293,892
--------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                  1,217     Bausch & Lomb Incorporated                                       80,870
Supplies--1.7%                          12,184     Baxter International Inc.                                       391,837
                                         4,861     Becton, Dickinson and Company                                   251,314
                                         5,831     Biomet, Inc.                                                    273,357
                                        17,472    +Boston Scientific Corporation                                   694,163
                                         2,358     C.R. Bard, Inc.                                                 133,534
                                         3,300    +Fisher Scientific International Inc.                            192,489
                                         6,557     Guidant Corporation                                             433,024
                                         3,269    +Hospira, Inc.                                                   100,031
                                        25,348     Medtronic, Inc.                                               1,315,561
                                         1,036    +Millipore Corporation                                            49,573
                                         2,222     PerkinElmer, Inc.                                                38,263
                                         3,398    +St. Jude Medical, Inc.                                          255,767
                                         8,680     Stryker Corporation                                             417,334
                                         3,977    +Thermo Electron Corporation                                     107,459
                                         2,200    +Waters Corporation                                               97,020
                                         4,777    +Zimmer Holdings, Inc.                                           377,574
                                                                                                             -------------
                                                                                                                 5,209,170
--------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                  3,020     Aetna Inc. (New Shares)                                         301,789
Services--1.4%                           2,240     AmerisourceBergen Corporation                                   120,310
                                         2,700    +Anthem, Inc.                                                    235,575
                                         2,696     CIGNA Corporation                                               187,722
                                         8,713     Cardinal Health, Inc.                                           381,368
                                        13,396    +Caremark Rx, Inc.                                               429,610
                                         1,400    +Express Scripts, Inc.                                            91,476
                                        10,031     HCA Inc.                                                        382,683
                                         5,400     Health Management Associates, Inc. (Class A)                    110,322
                                         3,758    +Humana Inc.                                                      75,085
                                         5,519     IMS Health Incorporated                                         132,014
                                         2,267     Manor Care, Inc.                                                 67,919
                                         5,574     McKesson HBOC, Inc.                                             142,973
                                         5,986    +Medco Health Solutions, Inc.                                    184,967
                                         2,000     Quest Diagnostics Incorporated                                  176,440
                                        10,705    +Tenet Healthcare Corporation                                    115,507
                                        13,440     UnitedHealth Group Incorporated                                 991,066
                                         3,002    +WellPoint Health Networks Inc.                                  315,480
                                                                                                             -------------
                                                                                                                 4,442,306
--------------------------------------------------------------------------------------------------------------------------


10      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Hotels, Restaurants & Leisure--1.0%     12,914     Carnival Corporation                                      $     610,703
                                         3,940     Darden Restaurants, Inc.                                         91,881
                                         2,605     Harrah's Entertainment, Inc.                                    138,013
                                         8,129     Hilton Hotels Corporation                                       153,150
                                         6,800     International Game Technology                                   244,460
                                         4,799     Marriott International, Inc. (Class A)                          249,356
                                        25,766     McDonald's Corporation                                          722,221
                                         8,354    +Starbucks Corporation                                           379,773
                                         4,315     Starwood Hotels & Resorts Worldwide, Inc.                       200,302
                                         2,534     Wendy's International, Inc.                                      85,142
                                         6,536    +YUM! Brands, Inc.                                               265,754
                                                                                                             -------------
                                                                                                                 3,140,755
--------------------------------------------------------------------------------------------------------------------------
Household Durables--0.4%                 1,760     The Black & Decker Corporation                                  136,294
                                         2,544     Centex Corporation                                              128,370
                                         3,417     Fortune Brands, Inc.                                            253,166
                                           747     KB HOME                                                          63,114
                                         4,328     Leggett & Platt, Incorporated                                   121,617
                                         1,690     Maytag Corporation                                               31,045
                                         5,890     Newell Rubbermaid, Inc.                                         118,036
                                         2,568     Pulte Corporation                                               157,598
                                         1,272     Snap-On Incorporated                                             35,056
                                         1,896     The Stanley Works                                                80,637
                                         1,170     Whirlpool Corporation                                            70,305
                                                                                                             -------------
                                                                                                                 1,195,238
--------------------------------------------------------------------------------------------------------------------------
Household Products--1.4%                 4,006     The Clorox Company                                              213,520
                                        10,849     Colgate-Palmolive Company                                       490,158
                                        10,114     Kimberly-Clark Corporation                                      653,263
                                        53,514     The Procter & Gamble Company                                  2,896,178
                                                                                                             -------------
                                                                                                                 4,253,119
--------------------------------------------------------------------------------------------------------------------------
IT Services--0.8%                       12,840     Automatic Data Processing, Inc.                                 530,549
                                         3,734    +Computer Sciences Corporation                                   175,871
                                         3,585    +Convergys Corporation                                            48,147
                                        10,333     Electronic Data Systems Corporation                             200,357
                                        18,407     First Data Corporation                                          800,705
                                         3,632    +Fiserv, Inc.                                                    126,612
                                         8,225     Paychex, Inc.                                                   247,984
                                         2,867     Sabre Holdings Corporation (Class A)                             70,328
                                         5,500    +Sungard Data Systems Inc.                                       130,735
                                         6,915    +Unisys Corporation                                               71,363
                                                                                                             -------------
                                                                                                                 2,402,651
--------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--3.3%          16,430     3M Co.                                                        1,313,907
                                       219,832     General Electric Company                                      7,381,959
                                         3,143     Textron, Inc.                                                   202,001
                                        42,226     Tyco International Ltd.                                       1,294,649
                                                                                                             -------------
                                                                                                                10,192,516
--------------------------------------------------------------------------------------------------------------------------
Insurance--3.2%                          5,300     ACE Limited                                                     212,318
                                        10,073     AFLAC Incorporated                                              394,962
                                        14,145     The Allstate Corporation                                        678,819
                                         2,340     Ambac Financial Group, Inc.                                     187,083
                                        54,867     American International Group, Inc.                            3,730,407
                                         5,794     Aon Corporation                                                 166,520
                                         3,856     The Chubb Corporation                                           271,000
                                         3,713     Cincinnati Financial Corporation                                153,050
                                         5,522     The Hartford Financial Services Group, Inc.                     341,977
                                         3,348     Jefferson--Pilot Corporation                                    166,262
                                         4,134     Lincoln National Corporation                                    194,298
                                         4,198     Loews Corporation                                               245,583
                                         3,291     MBIA, Inc.                                                      191,569


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     11

[LOGO] Merrill Lynch Investment Managers

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Insurance                               10,552     Marsh & McLennan Companies, Inc.                          $     482,860
(concluded)                             16,102     MetLife, Inc.                                                   622,342
                                         4,737     The Progressive Corporation                                     401,461
                                        10,800     Prudential Financial, Inc.                                      508,032
                                         2,865     SAFECO Corporation                                              130,787
                                        13,225     The St. Paul Companies, Inc.                                    437,219
                                         2,777     Torchmark Corporation                                           147,681
                                         5,296     UnumProvident Corporation                                        83,094
                                         2,805     XL Capital Ltd. (Class A)                                       207,542
                                                                                                             -------------
                                                                                                                 9,954,866
--------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail--0.4%         13,600    +eBay Inc.                                                     1,250,384
--------------------------------------------------------------------------------------------------------------------------
Internet Software & Services--0.3%      26,956    +Yahoo! Inc.                                                     914,078
--------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products--0.2%       1,923     Brunswick Corporation                                            87,996
                                         5,484     Eastman Kodak Company                                           176,694
                                         3,773     Hasbro, Inc.                                                     70,932
                                         7,829     Mattel, Inc.                                                    141,940
                                                                                                             -------------
                                                                                                                   477,562
--------------------------------------------------------------------------------------------------------------------------
Machinery--1.0%                          6,995     Caterpillar Inc.                                                562,748
                                         1,332     Crane Co.                                                        38,521
                                           964     Cummins Inc.                                                     71,230
                                         6,346     Danaher Corporation                                             325,423
                                         5,179     Deere & Company                                                 334,304
                                         4,477     Dover Corporation                                               174,021
                                         3,094     Eaton Corporation                                               196,191
                                         1,924     ITT Industries, Inc.                                            153,901
                                         6,076     Illinois Tool Works Inc.                                        566,101
                                         3,704     Ingersoll-Rand Company (Class A)                                251,761
                                             1    +Kadant Inc.                                                          18
                                         1,322    +Navistar International Corporation                               49,165
                                         3,831     PACCAR Inc.                                                     264,799
                                         2,755     Pall Corporation                                                 67,442
                                         2,568     Parker-Hannifin Corporation                                     151,152
                                                                                                             -------------
                                                                                                                 3,206,777
--------------------------------------------------------------------------------------------------------------------------
Media--2.4%                             12,921     Clear Channel Communications, Inc.                              402,748
                                        30,967    +Comcast Corporation (Class A)                                   874,508
                                        16,060    +Comcast Corporation (Special Class A)                           448,395
                                         1,951     Dow Jones & Company, Inc.                                        79,230
                                         5,887     Gannett Co., Inc.                                               493,095
                                         8,258    +The Interpublic Group of Companies, Inc.                         87,452
                                         1,621     Knight Ridder, Inc.                                             106,094
                                         4,330     The McGraw-Hill Companies, Inc.                                 345,058
                                         1,094     Meredith Corporation                                             56,210
                                         3,505     The New York Times Company (Class A)                            137,046
                                         4,077     Omnicom Group Inc.                                              297,866
                                        95,320    +Time Warner Inc.                                              1,538,465
                                         6,569     Tribune Company                                                 270,314
                                         6,305    +Univision Communications Inc. (Class A)                         199,301
                                        36,983     Viacom, Inc. (Class B)                                        1,241,149
                                        42,761     The Walt Disney Company                                         964,261
                                                                                                             -------------
                                                                                                                 7,541,192
--------------------------------------------------------------------------------------------------------------------------


12      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Metals & Mining--0.5%                   18,599     Alcoa Inc.                                                $     624,740
                                         1,816     Allegheny Technologies, Inc.                                     33,142
                                         3,768     Freeport-McMoRan Copper & Gold, Inc. (Class B)                  152,604
                                         8,796     Newmont Mining Corporation                                      400,482
                                         1,712     Nucor Corporation                                               156,425
                                         1,799     Phelps Dodge Corporation                                        165,562
                                         1,935     United States Steel Corporation                                  72,795
                                         1,868     Worthington Industries, Inc.                                     39,882
                                                                                                             -------------
                                                                                                                 1,645,632
--------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated           14,138    +The AES Corporation                                             141,239
Power--0.5%                              2,872    +CMS Energy Corporation                                           27,341
                                        10,523    +Calpine Corporation (e)                                          30,517
                                         3,607     Constellation Energy Group                                      143,703
                                         6,354     Dominion Resources, Inc.                                        414,599
                                        17,838     Duke Energy Corporation                                         408,312
                                         7,141    +Dynegy Inc. (Class A)                                            35,634
                                             1     National Grid Group PLC (ADR) (d)                                    43
                                         4,578     Public Service Enterprise Group Incorporated                    195,023
                                         4,481     Sempra Energy                                                   162,167
                                                                                                             -------------
                                                                                                                 1,558,578
--------------------------------------------------------------------------------------------------------------------------
Multiline Retail--0.8%                   2,435    +Big Lots, Inc.                                                   29,780
                                         1,871     Dillard's, Inc. (Class A)                                        36,934
                                         7,338     Dollar General Corporation                                      147,861
                                         3,785     Family Dollar Stores, Inc.                                      102,574
                                         4,162     Federated Department Stores, Inc.                               189,080
                                         5,466     J.C. Penney Company, Inc.                                       192,840
                                         6,994    +Kohl's Corporation                                              337,041
                                         6,544     The May Department Stores Company                               167,723
                                         2,961     Nordstrom, Inc.                                                 113,229
                                         4,931     Sears, Roebuck & Co.                                            196,500
                                        18,591     Target Corporation                                              841,243
                                                                                                             -------------
                                                                                                                 2,354,805
--------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.1%                15,681    +Xerox Corporation                                               220,788
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas--4.4%                          1,957     Amerada Hess Corporation                                        174,173
                                         5,470     Anadarko Petroleum Corporation                                  362,989
                                         6,286     Apache Corporation                                              314,991
                                         1,562     Ashland Inc.                                                     87,597
                                         9,110     Burlington Resources Inc.                                       371,688
                                        44,682     ChevronTexaco Corporation                                     2,396,742
                                        14,588     ConocoPhillips                                                1,208,616
                                         4,485     Devon Energy Corporation                                        318,480
                                         2,600     EOG Resources, Inc.                                             171,210
                                        11,207     El Paso Corporation                                             102,992
                                       136,968     Exxon Mobil Corporation                                       6,619,663
                                         2,171     Kerr-McGee Corporation                                          124,290
                                         2,528     Kinder Morgan, Inc.                                             158,809
                                         6,860     Marathon Oil Corporation                                        283,181
                                         7,521     Occidental Petroleum Corporation                                420,650
                                         1,845     Sunoco, Inc.                                                    136,493
                                         5,368     Unocal Corporation                                              230,824
                                        11,322     The Williams Companies, Inc.                                    136,996
                                                                                                             -------------
                                                                                                                13,620,384
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--0.4%            4,965     Georgia-Pacific Corporation                                     178,492
                                        10,636     International Paper Company                                     429,801
                                         2,314     Louisiana-Pacific Corporation                                    60,048
                                         4,362     MeadWestvaco Corporation                                        139,148
                                         4,736     Weyerhaeuser Company                                            314,849
                                                                                                             -------------
                                                                                                                 1,122,338


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     13

[LOGO] Merrill Lynch Investment Managers

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Personal Products--0.5%                  1,927     Alberto-Culver Company (Class B)                          $      83,786
                                        10,478     Avon Products, Inc.                                             457,679
                                        20,473     The Gillette Company                                            854,543
                                                                                                             -------------
                                                                                                                 1,396,008
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--5.1%                   32,691     Abbott Laboratories                                           1,384,791
                                         2,487     Allergan Inc.                                                   180,432
                                        40,577     Bristol-Myers Squibb Company                                    960,458
                                        23,437     Eli Lilly and Company                                         1,407,392
                                         7,840    +Forest Laboratories, Inc.                                       352,643
                                        61,984     Johnson & Johnson                                             3,491,559
                                         5,336    +King Pharmaceuticals, Inc.                                       63,712
                                        46,470     Merck & Co., Inc.                                             1,533,510
                                       157,638     Pfizer, Inc.                                                  4,823,723
                                        31,003     Schering-Plough Corporation                                     590,917
                                         2,326    +Watson Pharmaceuticals, Inc.                                     68,524
                                        27,857     Wyeth                                                         1,041,852
                                                                                                             -------------
                                                                                                                15,899,513
--------------------------------------------------------------------------------------------------------------------------
Real Estate--0.3%                        1,300     Apartment Investment & Management Company (Class A)              45,214
                                         9,200     Equity Office Properties Trust                                  250,700
                                         5,700     Equity Residential Properties Trust                             176,700
                                         3,000     Plum Creek Timber Company Inc.                                  105,090
                                         3,000     ProLogis Trust                                                  105,720
                                         4,500     Simon Property Group, Inc.                                      241,335
                                                                                                             -------------
                                                                                                                   924,759
--------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.3%                        8,622     Burlington Northern Santa Fe Corporation                        330,309
                                         4,695     CSX Corporation                                                 155,874
                                         8,456     Norfolk Southern Corporation                                    251,481
                                         4,876     Union Pacific Corporation                                       285,734
                                                                                                             -------------
                                                                                                                 1,023,398
--------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor           7,576    +Advanced Micro Devices, Inc.                                     98,488
Equipment--2.0%                          8,413    +Altera Corporation                                              164,642
                                         7,987     Analog Devices, Inc.                                            309,736
                                        34,046    +Applied Materials, Inc.                                         561,419
                                         6,597    +Applied Micro Circuits Corporation                               20,649
                                         6,125    +Broadcom Corporation (Class A)                                  167,151
                                       136,721     Intel Corporation                                             2,742,623
                                         3,806    +KLA-Tencor Corporation                                          157,873
                                         7,908    +LSI Logic Corporation                                            34,083
                                         6,904     Linear Technology Corporation                                   250,201
                                         7,204     Maxim Integrated Products, Inc.                                 304,657
                                        13,114    +Micron Technology, Inc.                                         157,761
                                         2,900    +NVIDIA Corporation                                               42,108
                                         7,670     National Semiconductor Corporation                              118,808
                                         2,770    +Novellus Systems, Inc.                                           73,654
                                         3,610    +PMC--Sierra, Inc.                                                31,804
                                         3,818    +Teradyne, Inc.                                                   51,161
                                        36,710     Texas Instruments Incorporated                                  781,189
                                         7,260     Xilinx, Inc.                                                    196,020
                                                                                                             -------------
                                                                                                                 6,264,027
--------------------------------------------------------------------------------------------------------------------------


14      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Software--3.2%                           5,211     Adobe Systems Incorporated                                $     257,788
                                         2,372     Autodesk, Inc.                                                  115,350
                                         5,285    +BMC Software, Inc.                                               83,556
                                         3,929    +Citrix Systems, Inc.                                             68,836
                                        12,528     Computer Associates International, Inc.                         329,486
                                         8,118    +Compuware Corporation                                            41,808
                                         5,900    +Electronic Arts Inc.                                            271,341
                                         4,440    +Intuit Inc.                                                     201,576
                                         1,830    +Mercury Interactive Corporation                                  63,830
                                       228,726     Microsoft Corporation (a)                                     6,324,274
                                         7,920    +Novell, Inc.                                                     49,975
                                       109,158    +Oracle Corporation                                            1,231,302
                                         5,874    +Parametric Technology Corporation                                31,015
                                         7,271    +PeopleSoft, Inc.                                                144,329
                                         9,974    +Siebel Systems, Inc.                                             75,204
                                         6,200    +Symantec Corporation                                            340,256
                                         8,747    +VERITAS Software Corporation                                    155,697
                                                                                                             -------------
                                                                                                                 9,785,623
--------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.7%                   4,600    +AutoNation, Inc.                                                 78,568
                                         1,665    +AutoZone, Inc.                                                  128,621
                                         6,330    +Bed, Bath & Beyond Inc.                                         234,906
                                         6,886     Best Buy Co., Inc.                                              373,497
                                         1,313     Boise Cascade Corporation                                        43,697
                                         4,523     Circuit City Stores--Circuit City Group                          69,383
                                        18,918     The Gap, Inc.                                                   353,767
                                        46,065     The Home Depot, Inc. (e)                                      1,805,748
                                         9,898     Limited Brands, Inc.                                            220,626
                                        16,820     Lowe's Companies, Inc.                                          914,167
                                         6,583    +Office Depot, Inc.                                               98,942
                                         3,882     RadioShack Corporation                                          111,180
                                         3,448     The Sherwin-Williams Company                                    151,574
                                        10,034     Staples, Inc.                                                   299,214
                                        11,330     The TJX Companies, Inc.                                         249,713
                                         3,264     Tiffany & Co.                                                   100,335
                                         4,362    +Toys `R' Us, Inc.                                                77,382
                                                                                                             -------------
                                                                                                                 5,311,320
--------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury               2,100     Jones Apparel Group, Inc.                                        75,180
Goods--0.2%                              2,286     Liz Claiborne, Inc.                                              86,228
                                         5,324     Nike, Inc. (Class B)                                            419,531
                                         1,292     Reebok International Ltd.                                        47,442
                                         2,465     V. F. Corporation                                               121,894
                                                                                                             -------------
                                                                                                                   750,275
--------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.3%        10,998     Countrywide Financial Corporation                               433,211
                                        20,317     Fannie Mae                                                    1,288,098
                                        14,844     Freddie Mac                                                     968,423
                                         3,413     Golden West Financial Corporation                               378,672
                                         2,322     MGIC Investment Corporation                                     154,529
                                         8,600     Sovereign Bancorp, Inc.                                         187,652
                                        17,179     Washington Mutual, Inc.                                         671,355
                                                                                                             -------------
                                                                                                                 4,081,940
--------------------------------------------------------------------------------------------------------------------------
Tobacco--0.7%                           42,416     Altria Group, Inc.                                            1,995,249
                                         1,500     Reynolds American Inc.                                          102,060
                                         3,605     UST Inc.                                                        145,137
                                                                                                             -------------
                                                                                                                 2,242,446
--------------------------------------------------------------------------------------------------------------------------


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     15

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                        Shares
Industry*                                 Held     Common Stocks                                                 Value
==========================================================================================================================
Trading Companies &                      2,049     W. W. Grainger, Inc.                                      $     118,125
Distributors--0.0%
--------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication              56,038    +AT&T Wireless Services, Inc.                                    828,242
Services--0.4%                          22,533    +Nextel Communications, Inc. (Class A)                           537,187
                                                                                                             -------------
                                                                                                                 1,365,429
--------------------------------------------------------------------------------------------------------------------------
                                                   Total Common Stocks (Cost--$253,509,504)--70.0%             216,445,535
==========================================================================================================================

                           Beneficial Interest     Short-Term Securities
==========================================================================================================================
                                     5,947,098     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                   Series I (b)                                                  5,947,098
                                     1,614,150     Merrill Lynch Liquidity Series, LLC Money Market
                                                   Series (b)(c)                                                 1,614,150
--------------------------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Securities (Cost--$7,561,248)--2.5%          7,561,248
==========================================================================================================================

                                     Number of
                                     Contracts     Put Options Purchased
==========================================================================================================================
                                        69,745     S&P 500 European, expiring October 2007 at US$1,639,
                                                   Broker Banque AIG                                            25,955,602
                                        79,045     S&P 500 European, expiring October 2007 at US$1,639,
                                                   Broker Credit Suisse Financial Product                       29,416,597
                                        83,694     S&P 500 European, expiring October 2007 at US$1,639,
                                                   Broker UBS AG, London                                        31,146,844
--------------------------------------------------------------------------------------------------------------------------
                                                   Total Put Options Purchased
                                                   (Premiums Paid--$44,408,620)--28.0%                          86,519,043
==========================================================================================================================
Total Investments (Cost--$305,479,372**)--100.5%                                                               310,525,826

Liabilities in Excess of Other Assets--(0.5%)                                                                   (1,410,681)
                                                                                                             -------------
Net Assets--100.0%                                                                                           $ 309,115,145
                                                                                                             =============

(a) All or a portion of security held as collateral in connection with open financial futures contracts.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                      Interest/
                                                          Net          Dividend
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                           19,300      $    6,336
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                            $  472,125      $   71,146
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                            $1,614,150      $    1,217
      Merrill Lynch Premier Institutional Fund                --      $      219
      --------------------------------------------------------------------------

(c)   Security was purchased with cash proceeds from securities loans.
(d)   American Depositary Receipts (ADR).
(e)   Security, or portion of security, is on loan.
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation (depreciation) of investments as of September 30, 2004, as computed for federal income tax purposes were as follows:

      --------------------------------------------------------------------------
      Aggregate cost ..............................               $ 305,615,957
                                                                  =============
      Gross unrealized appreciation ...............               $  73,427,745
      Gross unrealized depreciation ...............                 (68,517,876)
                                                                  -------------
      Net unrealized appreciation .................               $   4,909,869
                                                                  =============

    + Non-income producing security.

      Financial futures contracts purchased as of September 30, 2004 were as follows:

      --------------------------------------------------------------------------
      Number of                      Expiration        Face         Unrealized
      Contracts       Issue             Date           Value       Depreciation
      --------------------------------------------------------------------------
         22       S&P 500 Index     December 2004    $6,173,436    $  (41,486)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


16      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Statement of Assets, Liabilities and Capital

As of September 30, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including
                        securities loaned of $1,559,924) (identified cost--$252,281,638) .                      $ 215,485,939
                       Investments in affiliated securities, at value
                        (identified cost--$8,789,114) ....................................                          8,520,844
                       Options purchased, at value (premiums paid--$44,408,620) ..........                         86,519,043
                       Receivables:
                          Dividends ......................................................    $     248,371
                          Interest from affiliates .......................................            8,378
                          Securities lending--net ........................................               62           256,811
                                                                                              -------------------------------
                       Total assets ......................................................                        310,782,637
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                          1,614,150
                       Payables:
                          Investment adviser .............................................           50,710
                          Variation margin ...............................................            2,488            53,198
                                                                                              -------------
                       Accrued expenses ..................................................                                144
                                                                                                                -------------
                       Total liabilities .................................................                          1,667,492
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 309,115,145
                                                                                                                =============
=============================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share, 200,000,000 shares
                        authorized .......................................................                      $   3,151,000
                       Paid-in capital in excess of par ..................................                        311,948,996
                       Undistributed investment income--net ..............................    $     477,668
                       Accumulated realized capital losses--net ..........................      (11,467,487)
                       Unrealized appreciation--net ......................................        5,004,968
                                                                                              -------------
                       Total accumulated losses--net .....................................                         (5,984,851)
                                                                                                                -------------
                       Total Capital--Equivalent to $9.81 per share based on 31,510,000
                        shares of Common Stock outstanding (market price--$9.13) .........                      $ 309,115,145
                                                                                                                =============

      See Notes to Financial Statements.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     17

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended September 30, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (including $6,336 from affiliates) ......................                      $   3,746,687
                       Interest from affiliates ..........................................                             71,146
                       Securities lending--net ...........................................                              1,436
                                                                                                                -------------
                       Total income ......................................................                          3,819,269
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   3,063,674
                       Directors' fees and expenses ......................................           39,928
                                                                                              -------------
                       Total expenses ....................................................                          3,103,602
                                                                                                                -------------
                       Investment income--net ............................................                            715,667
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain/loss on:
                          Investments--net ...............................................         (729,529)
                          Financial futures contracts ....................................          644,253           (85,276)
                                                                                              -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................        2,701,046
                          Financial futures contracts ....................................          152,575         2,853,621
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                          2,768,345
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $   3,484,012
                                                                                                                =============

      See Notes to Financial Statements.


18      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Statements of Changes in Net Assets

                                                                                                     For the Year Ended
                                                                                                        September 30,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $     715,667     $     279,976
                       Realized loss--net ................................................          (85,276)         (337,977)
                       Change in unrealized appreciation/depreciation--net ...............        2,853,621        12,999,989
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............        3,484,012        12,941,988
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................         (410,008)         (315,006)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders         (410,008)         (315,006)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................        3,074,004        12,626,982
                       Beginning of year .................................................      306,041,141       293,414,159
                                                                                              -------------------------------
                       End of year* ......................................................    $ 309,115,145     $ 306,041,141
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $     477,668     $     172,009
                                                                                              ===============================

      See Notes to Financial Statements.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     19

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                                     For the Period
The following per share data and ratios have been derived                        For the Year Ended                    November 3,
from information provided in the financial statements.                              September 30,                       1999+ to
                                                              -----------------------------------------------------   September 30,
Increase (Decrease) in Net Asset Value:                          2004           2003           2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                      Net asset value, beginning of period    $    9.71      $    9.31      $    8.87     $   10.16     $   10.00
                                                              -------------------------------------------------------------------
                         Investment income--net ...........         .02++          .01++          .02            --@@         .01
                         Realized and unrealized gain
                          (loss)--net .....................         .09            .40            .43         (1.28)          .15
                                                              -------------------------------------------------------------------
                      Total from investment operations ....         .11            .41            .45         (1.28)          .16
                                                              -------------------------------------------------------------------
                      Less dividends from investment
                       income--net ........................        (.01)          (.01)          (.01)         (.01)           --
                                                              -------------------------------------------------------------------
                      Net asset value, end of period ......   $    9.81      $    9.71      $    9.31     $    8.87     $   10.16
                                                              -------------------------------------------------------------------
                      Market price per share, end of period   $    9.13      $    8.89      $    8.35     $    8.45     $    9.25
                                                              ===================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                      Based on net asset value per share ..        1.16%          4.30%          4.96%       (12.70%)        1.60%@
                                                              ===================================================================
                      Based on market price per share .....        2.84%          6.47%         (1.18%)       (8.65%)       (7.50%)@
                                                              ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                      Expenses ............................        1.01%          1.01%          1.02%         1.01%         1.00%*
                                                              ===================================================================
                      Investment income--net ..............         .23%           .09%           .09%          .06%          .12%*
                                                              ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                      Net assets, end of period
                       (in thousands) .....................   $ 309,115      $ 306,041      $ 293,414     $ 279,566     $ 320,026
                                                              ===================================================================
                      Portfolio turnover ..................        5.73%           .15%           .71%         3.59%         7.60%
                                                              ===================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


20      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the Nasdaq under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     21

[LOGO] Merrill Lynch Investment Managers of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly


22      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Notes to Financial Statements (concluded)

period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended September 30, 2004, MLIM, LLC received $617 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., MLPF&S, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2004 were $13,297,352 and $12,713,405, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                     9/30/2004         9/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .........................          $410,008          $315,006
                                                      --------------------------
Total taxable distributions ................          $410,008          $315,006
                                                      ==========================

As of September 30, 2004, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    477,668
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             477,668
Capital loss carryforward ...............................         (10,846,977)*
Unrealized gains--net ...................................           4,384,458**
                                                                 ------------
Total accumulated losses--net ...........................        $ (5,984,851)
                                                                 ============

* On September 30, 2004, the Fund had a net capital loss carryforward of $10,846,977, of which $1,767,935 expires in 2010 and $9,079,042 expires in
      2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     23

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The S&P 500(R) Protected Equity Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of The S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 12, 2004


24      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the Nasdaq or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     25

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited) (concluded)

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


26      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from 1986 to 2002 and
                                                 Director thereof from 1991 to 2002; Executive Vice
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") from 1993 to 2002; President
                                                 of Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     27

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  General Partner of The Burton Partnership, Limited    23 Funds        ITC Delta-
Burton      Princeton, NJ               present  Partnership (an Investment Partnership) since 1979;   36 Portfolios   Com, Inc.,
            08543-9095                           Managing General Partner of The South Atlantic                        Knology,
            Age: 60                              Venture Funds since 1983; Member of the Investment                    Inc.,
                                                 Advisory Council of the Florida State Board of                        Symbion, Inc.
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director     2000 to  James R. Williston Professor of Investment Manage-    24 Funds        Cambridge
Crum        Princeton, NJ               present  ment Emeritus, Harvard Business School since 1996;    37 Portfolios   Bancorp
            08543-9095                           James R. Williston Professor of Investment Management,
            Age: 72                              Harvard Business School from 1971 to 1996; Director
                                                 of Cambridge Bancorp.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director     2000 to  Professor of Finance and Economics, Graduate School   23 Funds        None
Simon       Princeton, NJ               present  of Business, Columbia University since 1998.          36 Portfolios
Hodrick     08543-9095
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments from 1993 to       23 Funds        None
Walsh       Princeton, NJ               present  2003 and employed in various capacities therewith     36 Portfolios
            08543-9095                           from 1973 to 1992; Director, The National Audubon
            Age: 62                              Society since 1980; Director, The American Museum
                                                 of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     2000 to  Managing Director of FGW Associates since 1997; Vice  23 Funds        Watson
Weiss       Princeton, NJ               present  President, Planning Investment and Development of     36 Portfolios   Pharma-
            08543-9095                           Warner Lambert Co. from 1979 to 1997; Director of                     ceuticals,
            Age: 63                              the Michael J. Fox Foundation for Parkinson's Research                Inc.
                                                 since 2000; Director of BTG International PLC (a global
                                                 technology commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


28      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAMD since 1999; Director of MLIM Taxation since
            Age: 44        Treasurer             1990.
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior       1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  Vice         present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011     President             MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 50                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard J.  P.O. Box 9011  Vice         2002 to  Managing Director of MLIM and Head of Global Index and Enhanced Index Products for
Vella       Princeton, NJ  President    present  Merrill Lynch Quantitative Advisors since 1999.
            08543-9011
            Age: 47
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential  Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase and Co.
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

NASDAQ Symbol

PEFX


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     29

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30      THE S&P 500(R) PROTECTED EQUITY FUND, INC.     SEPTEMBER 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2004     31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

The S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio primarily of the common stocks of substantially all of the companies represented in the S&P 500 and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of The S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #SPPEQ -- 9/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending September 30, 2004 - $25,400
                                 Fiscal Year Ending September 30, 2003 - $25,400

        (b) Audit-Related Fees - Fiscal Year Ending September 30, 2004 - $0
                                 Fiscal Year Ending September 30, 2003 - $0

        (c) Tax Fees -           Fiscal Year Ending September 30, 2004 - $5,800
                                 Fiscal Year Ending September 30, 2003 - $5,400

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending September 30, 2004 - $0
                                 Fiscal Year Ending September 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2004 - $14,091,966
             Fiscal Year Ending September 30, 2003 - $18,527,998

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Donald W. Burton
         M. Colyer Crum
         Laurie Simon Hodrick
         David H. Walsh
         Fred G. Weiss

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The S&P 500 Protected Equity Fund, Inc.


By: /s/ Terry K. Glenn
    ---------------------------------------
    Terry K. Glenn,
    President of
    The S&P 500 Protected Equity Fund, Inc.

Date: November 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    ---------------------------------------
    Terry K. Glenn,
    President of
    The S&P 500 Protected Equity Fund, Inc.

Date: November 19, 2004


By: /s/ Donald C. Burke
    ---------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: November 19, 2004